UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 22, 2016

FLEETMATICS GROUP PLC

(Exact name of registrant as specified in its charter)

Ireland	001-35678	98-1170810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block C, Cookstown Court Belgard Road Tallaght Dublin 24 Ireland
(Address of principal executive offices)	(Zip Code)

+353 (1) 413 1250

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

First Amendment to Transaction Agreement

As previously reported, Fleetmatics Group PLC, a public limited company incorporated in Ireland (the “Company”), entered into a Transaction Agreement on July 30, 2016 by and among the Company, Verizon Communications Inc., a Delaware corporation (“Verizon”), and Verizon Business International Holdings B.V., a private limited company incorporated under the laws of the Netherlands and a wholly-owned subsidiary of Verizon (“Bidco”) (the “Transaction Agreement”), in connection with a proposed acquisition (the “Acquisition”) of the entire issued and to be issued share capital of the Company, whereby Bidco will acquire all of the issued and to be issued share capital of the Company not already owned by Verizon or its subsidiaries for cash by means of a scheme of arrangement (the “Scheme”) under Chapter 1 of Part 9 of the Irish Companies Act of 2014 and in accordance with the Irish Takeover Panel Act 1997, Takeover Rules 2013, as amended (the “Irish Takeover Rules”). As a result of the Acquisition, the Company will become a wholly-owned subsidiary of Bidco.

On August 22, 2016, the Company, Verizon and Bidco entered into Amendment No. 1 to Transaction Agreement (the “Amendment”), which amends certain provisions of the Transaction Agreement to, among other things, provide for the exclusion of certain ordinary shares of €0.015 nominal value of the Company (each, a “Share”) held by an indirect wholly-owned subsidiary of Verizon from the Shares subject to the Scheme.

The foregoing description of the terms of the Amendment is qualified in its entirety by the complete text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Statements Required by the Irish Takeover Rules

The Company’s directors accept responsibility for the information contained in this report relating to the Company and its subsidiaries and its directors and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the Company’s directors (who have taken all reasonable care to ensure such is the case), the information contained in this report for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Morgan Stanley & Co. LLC, acting through its affiliate Morgan Stanley & Co. International plc, which is authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting as financial adviser to the Company and for no one else in relation to the matters referred to in this report. In connection with such matters, Morgan Stanley & Co. LLC, Morgan Stanley & Co. International plc, each of their affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than the Company for providing the protections afforded to their clients or for providing advice in connection with the matters described in this report or any matter referred to herein.

This report is for information purposes only and is not intended to, and does not, constitute or form any part of any offer or invitation, or the solicitation of an offer, to purchase or otherwise acquire, subscribe for, sell or otherwise dispose of any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Acquisition will be made solely by means of the Scheme Document (or, if applicable, the Takeover Offer Document, each as defined in the Transaction Agreement), which will contain the full terms and conditions of the Acquisition, including details of how to vote in respect of the Acquisition. Any decision in respect of, or other response to, the Acquisition, should be made only on the basis of the information contained in the Scheme Document (or, if applicable, the Takeover Offer Document).

This report does not constitute a prospectus or a prospectus equivalent document.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements are based on estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the Company and its subsidiaries’ estimated or anticipated future results, or other non-historical facts. Forward-looking statements also include those preceded or followed by the words “will”, “may”, “could”, “would”, “to be”, “might”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “future”, “positioned”, “potential”, “intend”, “continue”, “remain”, “scheduled”, “outlook”, “set to”, “subject to”, “upcoming”, “target” or similar expressions. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, along with those discussed in the Company’ filings with the Securities and Exchange Commission (“SEC”), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: uncertainties as to the timing of the Acquisition; uncertainties as to whether Verizon will be able to consummate the Acquisition; uncertainties as to whether the Scheme shareholders will provide the requisite approvals for the Acquisition on a timely basis or at all; the possibility that competing offers will be made; the possibility that certain conditions to the consummation of the Acquisition will not be satisfied, including without limitation obtaining the requisite approval of the Scheme; the possibility that Verizon will be unable to obtain regulatory approvals for the Acquisition on a timely basis or at all; the possibility that Scheme shareholders will file lawsuits challenging the Acquisition, including actions seeking to rescind the Scheme or enjoin the consummation of the Acquisition; changes in relevant tax and other laws or regulations; the diversion of Company management time and attention to issues relating to the Acquisition and integration; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) occurring prior to completion of the Acquisition or if the Acquisition is not completed; the difficulty retaining certain key employees of the Company as a result of the announcement of the Acquisition; the scope, timing and outcome of any ongoing legal proceedings involving Verizon or the Company and the impact of any such proceedings on the Acquisition or on the financial condition, results of operations and/or cash flows of the Company; the possibility that costs, fees, expenses or charges the Company incurs in connection with the Acquisition are greater than expected; the possibility that the Scheme may be terminated in circumstances that require the Company to reimburse certain expenses to Verizon related to the Acquisition; and changes in the economic and financial conditions of the businesses of Verizon or the Company; and those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and Amendment No. 1 thereto under the heading “Risk Factors,” as updated from time to time by the Company’s Quarterly Reports on Form 10-Q and other documents of the Company on file with the SEC or in the proxy statement on Schedule 14A that will be filed with the SEC by the Company. There may be additional risks that neither the Company nor Verizon presently know or that the Company and Verizon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide the Company’s and Verizon’s expectations, plans or forecasts of future events and views as of the date of this report. The Company and Verizon anticipate that subsequent events and developments will cause the Company’s and Verizon’s assessments to change. However, while the Company and Verizon may elect to update these forward-looking statements at some point in the future, the Company and Verizon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s and Verizon’s assessments as of any date subsequent to the date of this report.

Disclosure Requirements of the Irish Takeover Rules

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in, 1% or more of any class of “relevant securities” of the Company, all “‘dealings” in any “relevant securities” of the Company (including by means of an option in respect of, or a derivative referenced to, any such

“relevant securities”) must be publicly disclosed by not later than 3:30 pm (Irish time) on the “business” day following the date of the relevant transaction. This requirement will continue until the date on which the “offer period” ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of the Company, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all “dealings” in “relevant securities”’ of the Company by Verizon or Bidco, or by any party acting in concert with either of them, must also be disclosed by no later than 12 noon (Irish time) on the “business” day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

No Profit Forecasts, Estimates or Asset Valuations

No statement in this report is intended as a profit forecast or estimate for any period and no statement in this report should be interpreted to mean that earnings or earnings per share, for Verizon, Bidco or the Company, respectively for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per share for Verizon, Bidco or the Company, respectively. No statement in this report constitutes an asset valuation.

Right to Switch to a Takeover Offer

Verizon reserves the right to elect, subject to the terms of the Transaction Agreement and with the consent of the Irish Takeover Panel, to implement the Acquisition by way of a Takeover Offer for the entire issued and to be issued share capital of the Company as an alternative to the Scheme. In such an event, the Takeover Offer will be implemented on substantially the same terms (subject to appropriate amendments including an acceptance condition set at 80% of the shares to which such Takeover Offer related), so far as applicable, as those which would apply to the Scheme and subject to the amendments referred to in Appendix I to the Rule 2.5 Announcement the Company and Verizon issued as required under the Irish Takeover Rules and in the Transaction Agreement.

Rounding

Certain figures included in this report have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

General

The laws of the relevant jurisdictions may affect the availability of the Acquisition to persons who are not resident in Ireland. Persons who are not resident in Ireland, or who are subject to laws of any jurisdiction other than Ireland, should inform themselves about, and observe, any applicable legal or regulatory requirements. Any failure to comply with the applicable legal or regulatory requirements may constitute a violation of the laws and/or regulations of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Acquisition disclaim any responsibility and liability for the violation of such restrictions by any person.

The Acquisition will not be made available, directly or indirectly, in a jurisdiction where local laws or regulations may result in a significant risk of civil, regulatory or criminal exposure if information concerning the Acquisition is sent or made available in that jurisdiction (the “Restricted Jurisdiction”), and the Acquisition will not be capable of acceptance from within a Restricted Jurisdiction.

The release, publication or distribution of this report in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this report and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, Verizon, Bidco and the Company disclaim any responsibility or liability for the violations of any such restrictions by any person.

Important Additional Information to be Filed with the SEC

In connection with the Acquisition, the Company will file with the SEC and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUISITION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (including the Scheme Document) and other documents filed by the Company with the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement (including the Scheme Document) and other documents filed by the Company at ir.fleetmatics.com or by calling 781.577.4657.

Participants in the Solicitation

The Company and its directors, officers and employees may be considered participants in the solicitation of proxies from the Company shareholders in respect of the transactions contemplated by this report. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company shareholders in connection with the proposed transactions, including names, affiliations and a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, is set forth in the materials filed by the Company with the SEC, including in the proxy statement for the Company’s 2016 Annual General Meeting of Shareholders, which was filed with the SEC on June 22, 2016, as supplemented by other Company filings with the SEC, and will be set forth in the proxy statement relating to the transaction when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1*	Amendment No.1 to Transaction Agreement by and among the Company, Bidco and Verizon, dated August 22, 2016.

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2016	FLEETMATICS GROUP PLC

	By:	/s/ Stephen Lifshatz
	Name: Title:	Stephen Lifshatz Chief Financial Officer Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Amendment No.1 to Transaction Agreement by and among the Company, Bidco and Verizon, dated August 22, 2016.

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.